Exhibit (A)(15)

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

ARTICLES SUPPLEMENTARY

THE UNIVERSAL INSTITUTIONAL FUNDS, INC., a Maryland corporation (the “Corporation”), having its principal place of business at 1221 Avenue of the Americas, New York, New York 10020, does hereby certify to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

SECOND: The Board of Directors of the Corporation (the “Board of Directors”), at a meeting duly convened and held on February 6, 2006, adopted resolutions which:

(a) established two additional portfolios of Common Stock of the Corporation, par value $0.001 per share (“Common Stock”), each consisting of one class, designated as International Growth Equity Portfolio – Class II and Global Real Estate Portfolio — Class II, respectively; and

(b) eliminated through reclassification one existing portfolio of Common Stock, consisting of two classes, designated as Latin American Portfolio — Class I and Latin American Portfolio — Class II, respectively, none of which classes have any shares outstanding; and

(c) reclassified and redesignated the authorized but unissued shares of Common Stock of Latin American Portfolio — Class I and Latin American Portfolio — Class II as follows: (i) 500,000,000 shares of Common Stock formerly classified as shares of Latin American Portfolio — Class I, constituting all of the shares classified as shares of Latin American Portfolio — Class I, as shares of International Growth Equity Portfolio — Class II, and (ii) 500,000,000 shares of Common Stock formerly classified as shares of Latin American Portfolio—Class II, constituting all of the shares classified as shares of Latin American Portfolio — Class II, as shares of Global Real Estate Portfolio — Class II.

THIRD: The terms applicable to the classes of Common Stock redesignated and reclassified as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, as set by the Board of Directors, are the same as the terms of the existing classes of Common Stock which are set forth in the Articles of Incorporation of the Corporation, as amended and supplemented (the “Charter”).

FOURTH: As of immediately before the reclassification and redesignation of shares of certain classes of authorized shares, as set forth above, the total number of shares of stock of all classes that the Corporation had authority to issue was twenty-six billion (26,000,000,000) shares of Common Stock, having an aggregate par value of twenty-six million dollars ($26,000,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED
Money Market Portfolio Class I	1,000,000,000 shares
Money Market Portfolio Class II	1,000,000,000 shares
Fixed Income Portfolio Class I	500,000,000 shares
Fixed Income Portfolio Class II	500,000,000 shares
High Yield Portfolio Class I	500,000,000 shares
High Yield Portfolio Class II	500,000,000 shares
International Fixed Income Portfolio Class I	500,000,000 shares
International Fixed Income Portfolio Class II	500,000,000 shares
Emerging Markets Debt Portfolio Class I	500,000,000 shares
Emerging Markets Debt Portfolio Class II	500,000,000 shares
Balanced Portfolio Class I	500,000,000 shares
Balanced Portfolio Class II	500,000,000 shares
Multi-Asset-Class Portfolio Class I	500,000,000 shares
Multi-Asset-Class Portfolio Class II	500,000,000 shares
Equity Growth Portfolio Class I	500,000,000 shares
Equity Growth Portfolio Class II	500,000,000 shares
Value Portfolio Class I	500,000,000 shares
Value Portfolio Class II	500,000,000 shares
Core Equity Portfolio Class I	500,000,000 shares
Core Equity Portfolio Class II	500,000,000 shares
Mid Cap Growth Portfolio Class I	500,000,000 shares
Mid Cap Growth Portfolio Class II	500,000,000 shares
U.S. Mid Cap Value Portfolio Class I	500,000,000 shares
U.S. Mid Cap Value Portfolio Class II	500,000,000 shares
U.S. Real Estate Portfolio Class I	500,000,000 shares
U.S. Real Estate Portfolio Class II	500,000,000 shares
Global Value Equity Portfolio Class I	500,000,000 shares
Global Value Equity Portfolio Class II	500,000,000 shares
International Magnum Portfolio Class I	500,000,000 shares
International Magnum Portfolio Class II	500,000,000 shares
Emerging Markets Equity Portfolio Class I	500,000,000 shares
Emerging Markets Equity Portfolio Class II	500,000,000 shares
Asian Equity Portfolio Class I	500,000,000 shares
Asian Equity Portfolio Class II	500,000,000 shares
Latin American Portfolio Class I	500,000,000 shares
Latin American Portfolio Class II	500,000,000 shares
Technology Portfolio Class I	500,000,000 shares
Technology Portfolio Class II	500,000,000 shares
Targeted Duration Portfolio Class I	500,000,000 shares
Targeted Duration Portfolio Class II	500,000,000 shares
Investment Grade Fixed Income Portfolio Class I	500,000,000 shares
Investment Grade Fixed Income Portfolio Class II	500,000,000 shares
Capital Preservation Portfolio Class I	500,000,000 shares
Capital Preservation Portfolio Class II	500,000,000 shares
Global Franchise Portfolio Class I	500,000,000 shares
Global Franchise Portfolio Class II	500,000,000 shares
Equity and Income Portfolio Class I	500,000,000 shares
Equity and Income Portfolio Class II	500,000,000 shares
Small Company Growth Portfolio Class I	500,000,000 shares
Small Company Growth Portfolio Class II	500,000,000 shares
Total	26,000,000,000 shares

FIFTH: After giving effect to the reclassification and redesignation of shares of certain classes, as set forth above, the total number of shares of stock of all classes that the Corporation has authority to issue is twenty-six billion (26,000,000,000) shares of Common Stock, having an aggregate par value of twenty-six million dollars ($26,000,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED
Money Market Portfolio Class I	1,000,000,000 shares
Money Market Portfolio Class II	1,000,000,000 shares
Fixed Income Portfolio Class I	500,000,000 shares
Fixed Income Portfolio Class II	500,000,000 shares
High Yield Portfolio Class I	500,000,000 shares
High Yield Portfolio Class II	500,000,000 shares
International Fixed Income Portfolio Class I	500,000,000 shares
International Fixed Income Portfolio Class II	500,000,000 shares
Emerging Markets Debt Portfolio Class I	500,000,000 shares
Emerging Markets Debt Portfolio Class II	500,000,000 shares
Balanced Portfolio Class I	500,000,000 shares
Balanced Portfolio Class II	500,000,000 shares
Multi-Asset-Class Portfolio Class I	500,000,000 shares
Multi-Asset-Class Portfolio Class II	500,000,000 shares
Equity Growth Portfolio Class I	500,000,000 shares
Equity Growth Portfolio Class II	500,000,000 shares
Value Portfolio Class I	500,000,000 shares
Value Portfolio Class II	500,000,000 shares
Core Equity Portfolio Class I	500,000,000 shares
Core Equity Portfolio Class II	500,000,000 shares
Mid Cap Growth Portfolio Class I	500,000,000 shares
Mid Cap Growth Portfolio Class II	500,000,000 shares
U.S. Mid Cap Value Portfolio Class I	500,000,000 shares
U.S. Mid Cap Value Portfolio Class II	500,000,000 shares
U.S. Real Estate Portfolio Class I	500,000,000 shares
U.S. Real Estate Portfolio Class II	500,000,000 shares
Global Value Equity Portfolio Class I	500,000,000 shares
Global Value Equity Portfolio Class II	500,000,000 shares
International Magnum Portfolio Class I	500,000,000 shares
International Magnum Portfolio Class II	500,000,000 shares
Emerging Markets Equity Portfolio Class I	500,000,000 shares
Emerging Markets Equity Portfolio Class II	500,000,000 shares
Asian Equity Portfolio Class I	500,000,000 shares
Asian Equity Portfolio Class II	500,000,000 shares
Technology Portfolio Class I	500,000,000 shares
Technology Portfolio Class II	500,000,000 shares
Targeted Duration Portfolio Class I	500,000,000 shares
Targeted Duration Portfolio Class II	500,000,000 shares
Investment Grade Fixed Income Portfolio Class I	500,000,000 shares
Investment Grade Fixed Income Portfolio Class II	500,000,000 shares
Capital Preservation Portfolio Class I	500,000,000 shares
Capital Preservation Portfolio Class II	500,000,000 shares
Global Franchise Portfolio Class I	500,000,000 shares
Global Franchise Portfolio Class II	500,000,000 shares
Equity and Income Portfolio Class I	500,000,000 shares
Equity and Income Portfolio Class II	500,000,000 shares
Small Company Growth Portfolio Class I	500,000,000 shares
Small Company Growth Portfolio Class II	500,000,000 shares
Global Real Estate Portfolio Class II	500,000,000 shares
International Growth Equity Portfolio Class II	500,000,000 shares
Total	26,000,000,000 shares

SIXTH: The shares of the portfolios and classes described above have been reclassified and redesignated by the Board of Directors under the authority contained in Article FIFTH, Section 3 of the Charter.

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IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested to on its behalf by its Secretary on this 27th day of February, 2006.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

By:	/s/ Ronald E. Robison
Ronald E. Robison
President

ATTEST:

/s/ Mary E. Mullin
Mary E. Mullin
Secretary

THE UNDERSIGNED, President of THE UNIVERSAL INSTITUTIONAL FUNDS, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

/s/ Ronald E. Robison
Ronald E. Robison
President

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